UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): August 21, 2006

Mercator Partners Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51211	202096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11911 Freedom Drive, Suite 590

Reston, VA 20190

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 995-5534

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In connection with the preparation by Mercator Partners Acquisition Corp. (the “Company”) of the proxy statement related to the Company’s proposed acquisitions of Global Internetworking, Inc. and European Telecommunications & Technology Limited, the Company, in consultation with its independent registered accounting firm, J.H. Cohn LLP (“J.H. Cohn”), determined on August 21, 2006, that the Company needed to reclassify certain amounts in its financial statements to report as liabilities (1) the warrants to purchase common stock included in the Series A units and Series B units sold in the Company’s initial public offering (the “Warrants”) and (2) the option to purchase Series A units and/or Series B units issued to the underwriters in connection with that offering (the “Purchase Option”). The issue arose as a result of a comment received from the Securities and Exchange Commission to the Form S-4 filed by the Company on June 21, 2006. The Company based its conclusions on recent interpretations of the accounting for warrants and other derivative securities under Emerging Issues Task Force No. 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock” (“EITF 00-19”).

Under EITF 00-19, a contract designated as an asset or a liability must be carried at fair value on a company’s balance sheet, with any changes in fair value recorded in a company’s results of operations. A contract designated as an equity instrument is included within equity, and no fair value adjustments are required from period to period. The Company had previously classified the value of the Warrants and the Purchase Option as permanent equity. After further review, the Company has determined that, under EITF 00-19, these instruments should have been classified as derivative liabilities. Accordingly, the financial statements contained within the Company’s Form 10-Q for the period ended March 31, 2006, Form 10-K for the period ended December 31, 2005, Form 10-Q for the period ended September 30, 2005 and Form 10-Q for the period ended June 30, 2005 should no longer be relied upon.

The Company has determined to restate its financial statements for each of those periods. The Company will file amended reports on Form 10-Q/A for the period ended March 31, 2006 and Form 10-K/A for the period ended December 31, 2005 with respect to the restatement, concurrent with the filing of this Current Report on Form 8-K. If necessary, the Company will also file an amended report on Form 10-Q/A to reflect the effect of the restatement described above on the three- and nine-month periods ended September 30, 2005.

Company management has discussed the matters disclosed in this Current Report or Form 8-K with its independent registered public accounting firm, J.H. Cohn.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2006

MERCATOR PARTNERS ACQUISITION CORP.

By:	/s/ Rhodric C. Hackman
Rhodric C. Hackman
President